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                                                                    EXHIBIT 10.3

                              READ-RITE CORPORATION


                            1991 DIRECTOR OPTION PLAN
                          (AS AMENDED OCTOBER 20, 1998)

        1. Purpose of the Plan. The purpose of this 1991 Director Option Plan is to attract and retain the best available personnel to serve as Outside Directors of the Company.

        All options granted hereunder shall be "non-statutory stock options."

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Board" means the Board of Directors of the Company

               (b) "Code" means the Internal Revenue Code of 1986, as amended.

               (c) "Common Stock" means the Common Stock of the Company.

               (d) "Company" means Read-Rite Corporation, a Delaware corporation.

               (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

               (f) "Deferral Amount" means that portion of the Retainer Amount than an Outside Director elects to defer under this Plan.

               (g) "Deferral Option" means an Option granted to an Outside Director under Section 5 in connection with the Director's election to defer Retainer Fees.

               (h) "Director" means a member of the Board.

               (i) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

               (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (k) "Fair Market Value" means, as off any date, the value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the


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National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ")
System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                      (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (l) "Option" means a stock option granted pursuant to the Plan.

               (m) "Optioned Stock" means the Common Stock subject to an Option.

               (n) "Optionee" means an Outside Director who receives an Option.

               (o) "Outside Director" means a Director who is not an Employee.

               (p) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (q) "Participation Year" means the Company's fiscal year, provided that in the case of a person who first becomes an Outside Director or in the case of the Company's 1999 fiscal year, the Participation Year shall be the balance of the applicable fiscal year beginning thirty (30) days after such person first becomes an Outside Director or January 1, 1999, respectively.

               (r) "Plan" means this 1991 Director Option Plan, as amended.

               (s) "Retainer Amount" means the amount that an Outside Director is entitled to receive from the Company for a fiscal year of the Company for serving on the Board, including fees for attendance at meetings of the Board or attendance at any committee meeting of the Board.

               (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.


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               (u) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is three hundred thousand (300,000) Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

               If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grants under the Plan.

        4.     New Director Grants; Annual Grants.

               (a) Administrator.Except as otherwise required herein, the Plan shall be administered by the Board.

               (b) Procedure for Grants. The provisions set forth in this
Section 4(b) shall not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options pursuant to this Section 4(b) shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                      (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                      (ii) On July 1, 1991 and on each July 1 thereafter during the term of this Plan, each Outside Director shall automatically receive an Option to purchase six thousand (6,000) shares. In addition, each new Outside Director shall be automatically granted an Option to purchase six thousand (6,000) Shares upon the date (after July 1, 1991) on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy.

                      (iii) The terms of each Option granted pursuant to this
Section 4(b) shall be as follows:

                                (A) the term of the Option shall be ten (10)
years.

                                (B) the Option shall be exercisable only while
the Outside Director remains a Director of the Company, except as set forth n
Section 9 hereof.

                                (C) the exercise price per Share shall be 100%
of the Fair Market Value per Share on the date of grant of the Option.


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                                (D) the Option shall become exercisable in
installments cumulatively as to twenty-five percent (25%) of the Optioned Stock on the first through fourth anniversaries of the date of grant, so that 100% of the Optioned Stock granted under an individual Option shall be exercisable four years after the date of grant of the Option.

                      (iv) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 2(k) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

               (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final.

        5.     Deferral Options

               (a) Deferral Election. An Outside Director may elect to defer the entire Retainer Amount payable with respect to a Participation Year pursuant to this Section by filing with the Company a deferral election before the first business day of such Participation Year. The election by an Outside Director to defer the entire Retainer Amount shall be irrevocable except that upon the request of an Outside Director and based upon a showing of financial hardship caused by accident, illness or any other event beyond the Outside Director's control, the Board may in its sole discretion allow changes to such election.

               (b) Procedure for Deferral Option Grants. Deferral Options shall be granted automatically on the last day of each Participation Year with respect to which an Outside Director makes a deferral election in accordance with
Section 5(a).

               (c) Deferral Option Formula. The number of shares granted to an Outside Director pursuant to a Deferral Option shall be equal to the Retainer Amount (or a designated portion thereof) divided by seventy-five percent (75%) of the Fair Market Value of a Share of the Company's Common Stock on the date of grant of the Option.


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               (d) Terms of Deferral Option. The terms of each Deferral Option granted hereunder shall be as follows:

                      (i) The term of the Deferral Option shall be ten (10) years.

                      (ii) The Deferral Option shall be exercisable only while the Outside Director remains an Director of the Company, except as set forth in
Section 9 hereof.

                      (iii) The exercise price per Share shall be 25% of the Fair Market Value per Share on the date of grant of the Deferral Option.

                      (iv) The Deferral Option shall be fully vested and exercisable on the date of grant of the Deferral Option.

                      (v) In the event any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

        6. Eligibility. Options may be granted only to Outside Directors. All Options shall be granted in accordance with the terms set forth in Sections 4(b) and 5(d) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

               The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the director or the Company may have to terminate his directorship at any time.

        7. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 17 or the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

        8.     Exercise Price and Consideration.

               (a) Exercise Price. Except as otherwise provided in Section 5(d) in connection with Deferral Options, the per Share exercise price for Optioned Stock shall be 100% of the Fair Market Value per Share on the date of grant of the Option.


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               (b) Form of Consideration. The consideration to be paid for the
Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the board and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised and which, in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than twelve (12) months on the date of surrender, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vi) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve (12) months after the date of delivery of the subscription agreement, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

9.      Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Sections 4(b) and 5(d) hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

                      An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate issued, except as provided in Section 11 of the Plan.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option


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               (c) Disability of Optionee. In the event Optionee's Continuous
Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later that the expiration of its ten (10)-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

               (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10)-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        10. Non-transferability of Option. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11.    Adjustments.

               (a) Changes in Capitalization. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, or in the event that the outstanding number of shares of stock of the Company is increased through payment of a stock dividend, appropriate proportionate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares subject to any Option outstanding under the Plan, and the exercise price of any such outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Any such adjustment shall be made upon approval by the Board, whose determination shall be conclusive. If there is any other change in the number or type of the outstanding shares of stock of the Company, or of any other security into which such stock shall have been changed or for which it shall have been exchanged, and if the Board in its sole discretion determines that such change equitably requires an adjustment in the Options then outstanding under the Plan, such adjustment shall be made in accordance with the determination of the Board. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its stock or securities convertible into or exchangeable for shares of its stock.

               (b) Corporate Transactions. New Options (substantially equivalent to the Options) may be substituted for the Options granted under the Plan, or the Company's duties as


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to Options outstanding under the Plan may be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation, in connection with any merger, consolidation, acquisition of assets or stock, separation, reorganization, liquidation or like occurrence in which the Company is involved, provided, however, in the event such employer corporation or parent or subsidiary of such employer corporation does not assume the Options granted hereunder or substitute for such Options substantially equivalent options, or if the Board determines, in its sole discretion, that Options outstanding under the Plan should not then continue to be outstanding, the options granted hereunder shall terminate and thereupon become null and void
(i) upon dissolution or liquidation of the Company, acquisition, separation, or similar occurrence, or (ii) upon any merger, consolidation, or similar acquisition, separation or similar occurrence and shall have the right, at any time prior to, but contingent upon the consummation of such transaction, to exercise (x) any unexpired Options granted hereunder to the extent they are then exercisable, and (y) in the case of a merger, consolidation, or similar occurrence where the Company is not the surviving corporation, those Options which are not then otherwise exercisable; provided, further, that such exercise right shall not in any event expire less than thirty (30) days after the date notice of such transaction is sent to the Optionee.

        12. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan Amendment in such a manner and to such a degree as required.

               (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

        13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Sections 4(b) and 5(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

        14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.


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               As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

               Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.



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                              READ-RITE CORPORATION
                            DIRECTOR OPTION AGREEMENT
                     (Amended And Restated December 1, 1995)

        This Director Option Agreement ("Agreement") dated ______________ is by and between Read-Rite Corporation, a Delaware corporation (the "Company"), and _______ _______________ ("Optionee"). Subject to the terms, definitions and provisions of the 1991 Director Option Plan (the "Plan") adopted by the Company and incorporated herein by reference, the Company hereby grants to Optionee an option to purchase six thousand (6,000) shares (the "Optioned Stock") of the Company's common stock, $.0001 par value ("Common Stock"), at the price and on the terms set forth below. Capitalized terms not otherwise defined herein shall have the meaning assigned thereto in the Plan.

        1. Nature of the Option. This Option is a nonstatutory stock option and is not intended to qualify for any special tax benefits to Optionee.

        2. Exercise Price. The exercise price is $_____ for each share of Common Stock, 100% of the Fair Market Value of the Common Stock on the date of grant of the Option.

        3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

               (i)  Right to Exercise.

                      (a) This Option shall become exercisable in installments cumulatively as follows: twenty-five percent (25%) on the first anniversary of the date of grant, twenty-five percent (25%) on the second anniversary, twenty-five percent (25%) on the third anniversary, and twenty-five percent (25%) on the fourth anniversary, such that the Option shall be vested as to one hundred percent (100%) of the Optioned Shares four (4) years from the date of grant.

                      (b) This Option may not be exercised for a fraction of a Share.

                      (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option shall be governed by Sections 6, 7 and 8 below.

               (ii) Method of Exercise. This Option shall be exercisable by written notice to the Company, which shall state the election to exercise the Option, the number of Optioned Shares in respect of which the Option is being exercised, and such other representations and agreements as to Optionee's investment intent as may reasonably be required by the Company. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.


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        4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at Optionee's election: (i) cash; (ii) check; (iii) surrender of other shares of Common Stock of the Company which (A) either have been owned by Optionee for more than twelve (12) months as of the date of surrender or were not acquired, directly or indirectly, from the Company, and (B) have a Fair Market Value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised; or (iv) delivery of a promissory note (the "Note") of Optionee in the amount of the exercise price, together with the execution and delivery by Optionee of a security agreement ("Security Agreement"), in each case in a form prescribed by the Company. The Note shall bear interest at a rate no less than the "applicable federal rate" prescribed under the Code and its regulations at the time of purchase, and pursuant to the Security Agreement, shall be secured by a pledge of the shares purchased; or (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

        5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        6. Termination of Continuous Status as a Director. If Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or permanent and total disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, and to the extent that Optionee does not exercise this Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        7. Disability of Optionee. If Optionee's Continuous Status as a Director terminates as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may exercise his or her Option, but only within twelve (12) months from the date of termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the date of expiration of its ten (10) year term). To the extent that Optionee was not entitled to exercise this Option at the date of termination, and to the extent Optionee does not exercise this Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.





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

        8. Death of Optionee. In the event of Optionee's death while still a Director of the Company, any Options which are then vested or which would otherwise have vested pursuant to Section 3(i)(a) within the twelve (12) calendar months following the date of death shall be exercisable by the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve (12) months following the date of death (but in no event later than the expiration of the Option's ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death pursuant to Section 3(i)(a) or via the acceleration provided in this Section 8, or to the extent that the Optionee's estate or a person who by bequest or inheritance acquired the right to exercise such Option does not exercise such Option within the time and to the extent specified herein, the Option shall terminate.

        9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        10. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant hereof, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

        11. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. If the Optionee is subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, the measurement and timing of such income may be deferred, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

DATE OF GRANT:
              -----------------------

                                     READ-RITE CORPORATION,
                                     a Delaware corporation


                                     By:
                                        --------------------------------
                                        Chairman and
                                        Chief Executive Officer



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        Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he/she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


Dated:  ______________________


                                     ----------------------------------
                                     Optionee

                                     ----------------------------------
                                     Address

                                     ----------------------------------
                                     City, State



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